EXHIBIT 10.1

L oan N umber : 030501

FIRST AMENDMENT TO CREDIT AGREEMENT
AND JOINDER TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER TO LOAN DOCUMENTS (" Agreement ") is dated as of June __, 2004 and is made by and among (a) the Federal Home Loan Mortgage Corporation (" Lender "), (b) Summit Properties Partnership, L.P., a Delaware limited partnership, Summit Sweetwater, LLC, a Georgia limited liability company, Summit Shiloh, LLC, a Georgia limited liability company, Summit Grandview, LLC, a North Carolina limited liability company, and Portofino Place, Ltd., a Florida limited partnership, each having an address at 309 E. Morehead Street, Suite 200, Charlotte, North Carolina 28202 (individually and collectively, " Original Borrower ") and (c) NSHE Lansdowne, LLC, a Delaware limited liability company, also having an address at 309 E. Morehead Street, Suite 200, Charlotte, North Carolina 28202 (individually, " New Borrower ").

RECITALS

WHEREAS, Original Borrower and L.J. Melody & Company, a Texas corporation (" Original Lender "), entered into that certain Credit Agreement dated as of July 28, 2003 (as amended, including, but not limited to, as amended by the terms of this Agreement, the " Credit Agreement ") establishing a revolving line of credit (the " Credit Facility ") in an amount up to Two Hundred Million and NO/100 Dollars ($200,000,000.00), subject to increase in the manner set forth in the Credit Agreement, to a certain amount not to exceed Four Hundred Million and NO/100 Dollars ($400,000,000.00); capitalized terms used herein and not otherwise defined shall have meanings set forth in the Credit Agreement.

WHEREAS, Original Lender subsequently transferred and assigned all of its right, title, and interest in and to the Revolving Credit Note, the Credit Agreement and the other Loan Documents to Lender.

WHEREAS, Original Borrower and Lender wish to (a) join New Borrower as Borrower under the Credit Agreement; (b) add the following residential properties as Collateral Pool Properties pursuant to the terms of the Credit Agreement: (i) the property commonly known as Summit Lansdowne, located at 43805 Stoney Brook Square, Leesburg, Virginia (the " Lansdowne Property "), comprised of two separate parcels, Parcel 1 of which is owned by Summit Properties Partnership, L.P. and Parcel 2 of which is owned by New Borrower, (ii) the property commonly known as Summit Brookwood, located at 149 26 th Street, N.W., Atlanta, Georgia (the " Brookwood Property ") and (iii) the property commonly known as Summit Stockbridge, located at 2601 Peridot Street, Stockbridge, Georgia (the " Stockbridge Property "); (c) increase the Commitment to an amount equal to Two Hundred Ninety Million and NO/100 Dollars ($290,000,000.00); and (d) amend certain terms of the Credit Agreement; all pursuant to and in accordance with the terms set forth below.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.	Joinder of New Borrower; Addition of New Property .

(a)
Joinder, Consent and Recognition . New Borrower hereby agrees to join Original Borrower, jointly and severally, as Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if New Borrower was an original signatory to the Credit Agreement and the other Loan Documents. Original Borrower hereby consents to and acknowledges the joinder of New Borrower, jointly and severally, with Original Borrower as Borrower under the Credit Agreement and the other Loan Documents. Lender hereby agrees to accept and recognize New Borrower, together with Original Borrower, jointly and severally, as Borrower under the Credit Agreement and the other Loan Documents. Effective as of the date hereof and by and through this Agreement, New Borrower hereby becomes a party to the Credit Agreement and the other Loan Documents, together with Original Borrower, joint and severally, as Borrower thereunder.

(b)
Credit Agreement Terms and Conditions; Borrower’s Obligations . New Borrower hereby agrees to all of the terms and conditions of the Credit Agreement and the other Loan Documents, and, without limiting the foregoing, New Borrower hereby assumes and agrees to perform and observe, as Borrower, each and all of the covenants, duties, obligations, promises and liabilities of Borrower under the Credit Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Original Borrower hereby confirms each and all of its covenants, duties, obligations, promises and liabilities as Borrower under the Credit Agreement and the other Loan Documents.

(c)
Market Values of the Collateral Pool Properties . Lender hereby certifies and New Borrower and Original Borrower hereby acknowledge that, upon the execution of this Agreement and the applicable Borrower’s execution and delivery of the applicable Security Instruments granting Lender a first priority security interest in each New Property, the Market Values of the Collateral Pool Properties, as of the date hereof, shall be the Market Values set forth in the attached Schedule 1.1(A) , and that the Market Values set forth in the attached Schedule 1.1(A) shall supersede the Market Values set forth in Schedule 1.1(A) to the Credit Agreement.

2.
Increase in Commitment . In accordance with Section 2.1.2.1 of the Credit Agreement, Borrower has requested to increase the Commitment to Two Hundred and Ninety-Million and NO/100 Dollars ($290,000,000.00). Upon payment of the transaction fee set forth in Section 2.1.2.1 of the Credit Agreement (as such transaction fee is modified hereby) and compliance with the other terms and conditions set forth in said section, the Commitment shall be increased to Two Hundred and Ninety-Million and NO/100 Dollars ($290,000,000.00).

3.	Amendments to Credit Agreement . The Credit Agreement is hereby amended as follows:

(a)
Section 2.1.2.1 and 2.1.2.2 of the Credit Agreement are each hereby amended by deleting the reference to "a transaction fee equal to sixty-five basis points (.0065) times the amount of such increase in the Commitment" contained in each such section, and replacing the same with references to "a transaction fee equal to fifty-five basis points (.0055) times the amount of such increase in the Commitment".

(b)
Section 2.9.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
"In connection with any addition of a multifamily real property pursuant to the terms hereof, Borrower shall, in addition to paying Freddie Mac’s and Servicer’s costs and expenses specified herein, including attorney’s fees, pay a fee (the " Addition Fee ") equal to the sum of (A) the product of ten basis points (.0010) times the Additional Collateral Facility resulting from any real property being added to the Collateral Pool (solely for purposes of determining the Additional Collateral Facility under this Section 2.9.3 (A), (1) the Commitment shall be deemed to be equal to $400,000,000.00 and (2) the number of Borrowing Tranches then outstanding shall be disregarded), plus (B) the sum of Seventy-Five Thousand and NO/100 Dollars ($75,000.00) minus Servicer’s share [ 40 basis points (.0040)] of the transaction fee described in Section 2.1.2, if any such transaction fee is applicable; provided, however, that the amount described in part (B) of the formula for the Addition Fee shall not be less than zero.

(c)
Section 2.12.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
"2.12.3    Valuations that Disclose an Increase in Market Value .
If any Valuation(s) pursuant to Section 2.12.2 previously resulted in a decrease in the Market Value of any Collateral Pool Property (each such decrease in the aggregate, the " Valuation Caused Decrease "), and thereafter a Valuation discloses that the Market Value of any Collateral Pool Property has increased over the then current Market Value of such Collateral Pool Property, the Market Value of such Collateral Pool Property shall be deemed to have increased (the " Valuation Caused Increase "), to the extent of the Valuation Caused Decrease, and the Valuation Caused Decrease shall simultaneously be deemed reduced (but not below zero) by an amount equal to the Valuation Caused Increase. No Addition Fee shall be payable in connection with any Valuation Caused Increase."

4.
Representations and Warranties; Estoppel . Both New Borrower and Original Borrower hereby confirm, represent and warrant that each of the representations and warranties of Borrower set forth in the Credit Agreement are true and correct as if made on and as of the date hereof. Both New Borrower and Original Borrower hereby further represent and warrant that there exists no defaults, defenses, offsets or claims by New Borrower or Original Borrower under or pursuant to the Credit Agreement or the other Loan Documents, and fully, unconditionally and forever waive, relinquish and discharge any defenses, offsets or claims which may now exist or hereafter accrue by reason of facts or circumstances presently in existence whether known or unknown as of the date hereof.

5.
Further Assurances . Without in any way limiting the terms and conditions of the Credit Agreement and Borrower’s obligations thereunder, both New Borrower and Original Borrower hereby covenant and agree with Lender that, from and after the date hereof, at any time and from time to time, upon the written request of Lender, either or both New Borrower and Original Borrower will promptly and duly execute and deliver such further agreements, instruments and documents, and take any such further actions, as Lender may reasonably request in order to effectuate the transactions contemplated hereby and to preserve the full benefits of the Credit Agreement and the other Loan Documents, and the rights and powers therein granted to Lender.

6.
Miscellaneous . Except as otherwise set forth herein and in the Allonge, the terms and conditions set forth in the Credit Agreement, the Revolving Credit Note and the other Loan Documents remain unchanged and in full force and effect. This Agreement shall be interpreted, construed and enforced according to the laws of the Commonwealth of Virginia, and shall be binding upon and inure to the benefit of New Borrower, Original Borrower and Lender and their respective heirs, personal representatives, legal representatives, successors-in-title and assigns whether by voluntary action of the parties or by operation of law.

7.
Counterparts . This Agreement may be executed in multiple counterparts, all of which executed counterparts shall together constitute a single document binding upon all Parties. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

[Signatures commence on the following page]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
NEW BORROWER:

WITNESS	NSHE Lansdowne, LLC, a Delaware limited liability company
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Partnership, L.P., a Delaware limited partnership

By: Summit Properties Inc., a Maryland corporation, its sole general partner
By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

[Signatures Continue on the Following Page]

WITNESS	SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Inc., a Maryland corporation, its sole general partner

By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

WITNESS	SUMMIT SWEETWATER, LLC, a Georgia limited liability company
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Partnership, L.P., its sole member

By: Summit Properties Inc., its sole general partner
By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

[Signatures Continue on the Following Page]

WITNESS	SUMMIT SHILOH, LLC, a Georgia limited liability company
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Partnership, L.P., its sole member

By: Summit Properties Inc., its sole general partner
By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

WITNESS	SUMMIT GRANDVIEW, LLC, a North Carolina limited liability company
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Partnership, L.P., its sole member

By: Summit Properties Inc., its sole general partner
By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

WITNESS	PORTFOFINO PLACE, LTD., a Florida limited partnership
/s/ Kimberly A. Lussier _____________ Seal	By: Summit Properties Inc., its sole general partner

By: /s/ Katharine R. Briggs Name: Katharine R. Briggs Title: Vice President

[Signatures Continue on the Following Page]

LENDER:

WITNESS
/s/ Georgia Hessick Seal	FEDERAL HOME LOAN MORTGAGE CORPORATION By: /s/Michael B. Winters Name: Michael B. Winters Title: Director

SCHEDULE 1.1(A)
LIST OF COLLATERAL POOL PROPERTIES
AND ASSOCIATED INITIAL MARKET VALUES

Collateral Pool Property			Initial Property Value
Summit Peachtree City	Peachtree City	GA	32,975,000.00
Summit Shiloh	Kennesaw	GA	19,590,000.00
Summit Sweetwater	Lawrenceville	GA	21,315,000.00
Summit Grandview	Charlotte	NC	43,790,000.00
Summit Sedgebrook	Huntersville	NC	25,585,000.00
Summit Fair Oaks	Fairfax	VA	31,525,000.00
Summit Governor’s Village	Chapel Hill	NC	21,350,000.00
Summit Lake	Apex	NC	36,175,000.00
Summit Portofino	Pembroke Pines	FL	37,750,000.00
Summit Stockbridge	Stockbridge	GA	25,300,000.00
Summit Lansdowne	Leesburg	VA	101,450,000.00
Summit Brookwood	Atlanta	GA	37,145,000.00